SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28th, 2006

PROJECT ROMANIA INC.
(Exact name of registrant as specified in its charter)

Commission File # 333-123479

Nevada

(State or other jurisdiction of incorporation or organization)

98-0418754

(IRS Employer Identification Number)

2686 Point Grey Rd., Vancouver, British Columbia, Canada V6K 1A5

(Address of principal executive offices)

(604) 736-5777

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

Item 5.02(a) - Resignation of a Director

Effective June 28th, 2006, L. Gabriel Luca resigned as a member of the  board of directors (the "Board") of the Company. The resignation of Mr. Luca was not the result of any disagreement with the Company on any matter relating  to the Company's operations, policies or practices.

Item 5.02(c)

Effective June 28th, 2006, John Karlsson has been appointed as a member of the Board of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Project Romania Inc.

“R Michael Stunden”

R. Michael Stunden
Chief Financial Officer

Date: June 29th, 2006